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                                                                   EXHIBIT 10.50


                                     FORM OF
                         FOUNDER STOCK PLEDGE AGREEMENT

         PLEDGE AGREEMENT dated as of September 8, 2000 between ________________ ("Pledgor") and Adir Technologies, Inc., a Delaware corporation (the "Pledgee" or the "Company").

         Pursuant to a promissory note secured by a pledge of stock dated the date hereof, a copy of which is attached hereto (the "Note"), the Pledgee has loaned to Pledgor $_________. Pledgor desires to pledge, as security for its repayment obligation under the Note, ____ shares of Common Stock of the Company, as set forth in Schedule I attached hereto. The shares of Common Stock of the Company pledged hereunder are collectively referred to as the "Shares."

         In consideration of the foregoing and the mutual covenants and conditions contained herein, the parties hereto agree as follows:

         1. GRANT OF SECURITY INTEREST. Pledgor, as security for the due performance by Pledgor of all of the agreements and obligations to be performed and kept by Pledgor under the Note and this Pledge Agreement, hereby assigns, hypothecates, transfers, and pledges to the Pledgee and hereby creates a present security interest in favor of the Pledgee in the Shares.

         2. CERTIFICATES REPRESENTING PLEDGED SECURITIES. Pledgor hereby delivers to the Pledgee a certificate or certificates representing the Shares with undated, executed blank stock power(s) attached.

         3. ADDITIONAL STOCK. If, on or subsequent to the date hereof, the Common Stock of the Company is increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company or any other corporation through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, or otherwise, such shares or securities shall be delivered to the Pledgee, together with duly executed stock powers in blank, to be held subject to all the terms and conditions of this Pledge Agreement, in addition to or in substitution for the certificates representing the Shares delivered pursuant to Section 2 hereof, and the term "Shares" shall also be deemed to refer to such shares or securities.

         4. VOTING AND DIVIDEND RIGHTS. While the Shares are in the possession of the Pledgee and unless and until a Default (as defined in the Note) or a breach of this Pledge Agreement occurs (collectively, a "default"), the Pledgor shall retain each and all of the voting rights and dividend rights of the Shares. The transfer of the voting rights of the Shares as contemplated hereby shall constitute an irrevocable proxy coupled with an interest for as long as and to the extent that the Pledgor is in default under the Note or this Pledge Agreement. Upon the cure of such default, the voting rights and dividend rights shall be transferred back to and exercisable by Pledgor until a further default occurs, if any.

         5. DEFAULT. Subject to the limitations set forth in the Note, upon Pledgor's default under the Note or this Pledge Agreement, the Pledgee shall have all rights and remedies of a secured party under the Uniform Commercial Code as in effect in the State of New Jersey, including the right to exercise and enjoy the voting and dividend rights of the Shares, in addition


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to the rights and remedies provided in this Agreement. All of the rights of the
Pledgee under this Pledge Agreement and the Note shall be cumulative and the election of any one or more remedies shall not bar any other remedy or remedies.

         6. LIMITATION. Neither the Pledgee nor any assignee of the Pledgee shall subject the Shares to a put, call, or other option or buy-sell or similar arrangement other than those in effect on the date hereof.

         7. RELEASE OF PLEDGE. On repayment of all principal and accrued interest on the Note, the certificates, stock powers, and other evidence representing the Shares shall thereupon be released from pledge and delivered to Pledgor.

         8. SUBSTITUTION OF COLLATERAL. At any time and from time to time, upon request of Pledgor, the Pledgee may, in its sole discretion, release all or any part of the Shares and accept substitute collateral for the pledged stock, without affecting the liability or obligations of Pledgor or any other person for payment of the indebtedness secured hereby.

         9. WARRANTY OF PLEDGOR. Pledgor warrants and represents that it is the record and beneficial owner of the Shares, with full power and authority to enter into this Pledge Agreement and to grant a security interest in the Shares to the Pledgee as contemplated hereby. The Shares are not subject to any other security interest or to any lien, encumbrance or adverse claim.

         10. NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, or one business day following when sent next-day delivery via a nationally recognized overnight courier, or when sent, when sent via facsimile confirmed in writing to the recipient. Such notices, demands and other communications will be sent to the address indicated below:

                  To the Pledgee:

                           Adir Technologies, Inc.
                           520 Broad Street
                           Newark, NJ 07102
                           Attn:  President
                           Facsimile: (973) ___-____

                  To the Pledgor:

                           _________________________
                           Net2Phone, Inc.
                           520 Broad Street
                           Newark, NJ 07102
                           Attn:  President
                           Facsimile: (973) ___-____


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or such other address or to the attention of such other Person as the recipient party shall have specified by prior written notice to the sending party.

         11. COUNTERPARTS. This Pledge Agreement may be executed in counterparts, each of which shall be an original but all of which shall constitute one and the same instrument.

         12. GOVERNING LAW. This Note shall be construed in accordance with the domestic laws of the State of New Jersey, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New Jersey.

         13. MODIFICATIONS AND AMENDMENTS. This Pledge Agreement may not be modified, changed or supplemented, nor may any obligations hereunder be waived, except by written instrument signed by the party to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

         14. NO THIRD PARTY RIGHTS. The parties do not intend to confer any benefit hereunder on any person, firm or corporation other than the parties hereto.

         15. WAIVERS AND EXTENSIONS. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach hereof or of any other agreement or provision herein contained. No extension of time for performance of any obligations or acts shall be deemed an extension of the time for performance of any other obligations or acts.

         16. NON-WAIVER OF RIGHTS. No failure or delay of either party in the exercise of any right given to such party hereunder shall constitute a waiver thereof unless the time specified herein for exercise of such right has expired, nor shall any single or partial exercise of any right preclude other or further exercise thereof or of any other right.

         17. TITLES AND HEADINGS. Titles and headings of sections of this Pledge Agreement are for convenience of reference only and shall not affect the meaning or interpretation of any provision of this Pledge Agreement.

         18. FURTHER ASSURANCES. The parties agree to do such further acts and things and to execute and deliver such additional agreements and instruments as may reasonably be required to consummate, evidence, or confirm the agreement contained herein in the manner contemplated hereby.

         19. SUCCESSORS AND ASSIGNS. This Pledge Agreement shall be binding upon and inure to the benefit of the heirs, representatives, successors, and assigns of the parties, provided however, that this Pledge Agreement may not be assigned by the Pledgor without the prior written consent of the Pledgee.

         20. SEVERABILITY. Every provision of this Pledge Agreement is intended to be severable. In the event any term or portion hereof is declared to be illegal or invalid for any


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reason whatsoever by a court of competent jurisdiction, such illegality or invalidity shall not affect any other term or portion of this Pledge Agreement, which shall remain binding and enforceable.

         21. CONSENTS AND APPROVALS. Wherever the consent or approval of either party is provided for in this Pledge Agreement, such consent or approval may not unreasonably be withheld and shall be given in writing to the requesting party.

                                    * * * * *


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         IN WITNESS WHEREOF, the parties hereto have executed this Pledge
Agreement as of the date first above written.



                                       ______________________________



                                       ADIR TECHNOLOGIES, INC.



                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________
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                                                                      SCHEDULE I


       CERTIFICATE NUMBER OF
         THE PLEDGED SHARES                      NUMBER OF SHARES
